UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              _____________________

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 4, 2005

                        Commission file number: 000-16299
                                ________________

                               ANTS SOFTWARE INC.
             (Exact name of registrant as specified in its charter)

            Delaware                                  13-3054685
(State or other jurisdiction of          (IRS Employer Identification Number)
 Incorporation or Organization)

          801 Mahler Rd, Suite G, Burlingame, CA            94010
         (Address of principal executive offices)         (Zip Code)

                                 (650) 692-0240
              (Registrant's Telephone Number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  Entry into a Material Definitive Agreement.

     On January 4, 2005, ANTs software inc. (the "Company") entered into an Indemnification Agreement with Robert Henry Kite, the Company's newly appointed director, pursuant to which the Company agreed to indemnify Mr. Kite against possible monetary liability to the maximum extent permitted under Delaware law. The Indemnification Agreement is attached hereto as Exhibit 10.1.

The Company has entered into similar Indemnification Agreements with all of its present officers and directors.

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     The Board of Directors of the Company appointed Robert Henry Kite as a director of the Company effective January 4, 2005.

     Mr. Kite graduated from Southern Methodist University in 1977, with Bachelor of Science, Political Science and Psychology Minor in Business. Since 1981, Mr. Kite has been President and C.O.O. of Kite Family co., Inc. and the Managing General Partner of KFT LLLP, a family owned company whose assets and operations include, but are not limited to, commercial and industrial buildings, land holdings, stocks, bonds, commodities, MRI clinics, hotel and retail development.

     Mr. Kite currently is a member of the Board of Directors of two publicly traded companies, two privately held companies, and one charitable organization. The public companies are: (1) National Energy Group (NEGI), an oil and gas company based in Dallas TX; he has been a director of such company since 1987 and (2) Locate Plus (LPLHA), an internet-accessible database of public information based in Boston, MA; he has been a director of such company since 2002. The private companies are: (1) E2020, an internet education company in Scottsdale, AZ; he has been a director of such company since 2003 and (2) Financialz, an accounting software company in Tempe, AZ; he has been a director of such company since 2004. Mr. Kite has been on the Child Help USA Board since 2000; such company is based in Scottsdale, AZ.

     Mr. Kite, and a company in which he is partial owner, purchased from the Company, in connection with private offerings, an aggregate of 150,000 Units in October 2003 and an aggregate of 100,000 Units in March 2004, at a price of seventy-five cents ($0.75) per Unit, with each Unit consisting of (i) one (1) share of common stock of the Company, and (ii) a warrant to purchase up to one
(1) share of common stock of the Company at a per share price of two dollars ($2.00), exercisable until March 31, 2006. The sales of these securities were made in reliance upon Rule 506 and Section 4(2) of the Securities Act of 1933, as amended (the "Act") and such securities have not been and will not be registered under the Act.

ITEM 9.01 Financial Statement and Exhibits.

(c)      Exhibits

         10.1     Indemnification Agreement between the Company and Robert Henry
                  Kite.

         99.1     Press Release dated January 6, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ANTs software inc.

Date:    January 6, 2005             By: /s/     Kenneth Ruotolo
                                         -----------------------
                                         Kenneth Ruotolo, Chief Finacial Officer